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                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                  ___________
                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  November 6, 1998


                                 DEPOMED, INC.
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            (Exact name of registrant as specified in its charter)


            California               001-13111                  94-3229046
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(State of Incorporation       (Commission File Number)     (I.R.S. Employer
 or Organization)                                           Identification No.)

366 Lakeside Drive, Foster City, California                 94404
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(Address of principal executive offices)                   (Zip Code)



Registrant's telephone no., including area code:  (650) 513-0990
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On November 6, 1998, DepoMed, Inc. issued a press release announcing that its common stock and warrants had been approved for listing on the American Stock Exchange. The press release is attached hereto as Exhibit 99.1.

     The Exhibit hereto is incorporated by reference herein and forms an integral part hereof.


Item 7.  Financial Statements and Exhibits.

             Exhibits.

               99.1       Press Release dated November 6, 1998.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 9, 1998

                                 DEPOMED, INC.


                                 /s/ John F. Hamilton
                                 ------------------------
                                 John F. Hamilton
                                 Vice President - Finance and
                                 Chief Financial Officer
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                                 EXHIBIT INDEX

                 Exhibit

                   99.1         Press Release dated November 6, 1998.